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                                                                   EXHIBIT 10.04

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "XXXXX".

CONTRACT No. 26in02-96                               Houston, Moscow, 25.02.96


     This contract by and between SI Diamond Technology, Inc., (SIDT), (USA, Houston) and High Technologies, Ltd. (HT), (Russia, Moscow).

1.  Subject of the contract.

     1. SIDT orders from HT: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXX

     2. HT agrees to provide this research work in accordance with schedule in appendix No. 1 to this Contract.

     3. SIDT permits HT at its sole discretion to subcontract any third party to fulfill the work.

     4. The Work are splitted into three stages, each of states is not a separate finished work.

2.  Reports and payments.

     1. The price for the works of HT under this Contract is 200000 USD (Two hundred thousand USD).

     2. SIDT shall pay for the research and development works provided by HT via bank order to bank account of HT for each finished stage of work. The terms and prices of the stages are specified by the schedule in the appendix No. 1 of this Contract.

     3. HT shall deliver to SIDT the reports on each finished stage in accordance with schedule (appendix No. 1). At the end of the Contract HT shall deliver to SIDT the Final Report.

     4. Terms and prices in schedule may be changed by mutual written agreement of the Parties.

3.  Duration of the Contract.

     Start:  01.03.96.  Finish 28.02.97

4.  Legal addresses of the parties.

     1. HT: Russia, Moscow, 119899, MSU, Nuclear Phisics Institute, High Technologies, Ltd.
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Bank account:  Bank of New York, (New York), account #890-0060-689 "Avotbank", in favor of "Akobank" account #08101185, in favor of "High Technology Ltd." #1070083/001.

     2. SI Diamond Technology, Inc.: USA, 2435 North Boulevard, Houston, Texas 77098-5015.

5.  Signatures.

SI Diamond Technology, Inc.                  High Technologies, Ltd.

//s// H. Schmidt                             //s// A. Olevanov
President                                    General Director